DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
LETTER TO THE SHAREHOLDERS August 31, 1996

                              Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

For the six-month period ended August 31, 1996, Dean Witter Natural Resource Development Securities Inc. produced a strong total return of 9.15 percent, compared to a return of 2.97 percent for the broad-based Standard & Poor's Composite Stock Index (S&P 500). For the trailing year, the Fund returned
20.98 percent versus 18.72 percent for the S&P 500.

ENERGY PORTFOLIO OVERVIEW

Lower inventories coupled with increased demand boosted performance for the Fund's energy-related holdings. Crude oil rose to its highest price since the Gulf War, trading at over $25 a barrel during the period, up from $17 a barrel one year ago. At the same time, inventories of crude oil and natural gas were at 25-year lows.

Natural gas exploration and production, offshore drilling and oil equipment & service companies were strong performers. Integrated oil companies posted mixed results because of their involvement in a variety of businesses such as refining, marketing and chemicals. The Fund purchased several new stocks during the period including Chesapeake Corp., Coastal Corp., FX Energy, Inc., Flores & Rucks, Inc., Weatherford Enterra, Inc. and Marine Drilling Company, Inc. These companies are primarily involved in the natural gas--exploration & production and oil equipment & services industries.

INDUSTRIAL/COMMODITIES PORTFOLIO OVERVIEW

The Fund's basic industrial investments had mixed results. Miscellaneous metals were adversely affected by difficulties in the copper industry, whose losses spilled over to other metals, including gold and aluminum.

Performance for chemicals and forest products & paper was also mixed. Demand for these commodities slowed as buyers sought to reduce their own inventories. However, inventories are now low, which should firm demand and improve prices for both of these industries. The Fund's core

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
LETTER TO THE SHAREHOLDERS August 31, 1996, continued

positions in the chemical industry are Du Pont (E.I.) de Nemours & Co., Inc., Monsanto Co. and Cytec Industries, Inc. These companies are very well managed and are engaged in ongoing restructuring programs to concentrate on their core businesses.

LOOKING AHEAD

Worldwide economic growth has been erratic and persistently underestimated. Demand for oil, miscellaneous metals, grains and other commodities has grown, especially in China and India, while the supply of many of these resources has fallen. We believe that this growing gap between demand and supply will eventually result in higher prices. Recent events in the Middle East involving Iraq have postponed additional supplies of oil indefinitely and should provide further support for higher oil and natural gas prices. We will continue to look for companies that will benefit from rising commodity prices and worldwide economic growth. In our view, the coming year is poised to present a favorable environment for most natural resources companies.

We appreciate your support of Dean Witter Natural Resource Development Securities Inc. and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited)

NUMBER OF
  SHARES                                                               VALUE
------------------------------------------------------------------------------
              COMMON STOCKS (95.0%)
              BASIC ENERGY (39.4%)
              Natural Gas -Diversified (6.3%)
 40,000       Chesapeake Corp.  ................................  $    980,000
 40,000       Coastal Corp.  ...................................     1,585,000
 20,000       Columbia Gas System, Inc.  .......................     1,125,000
 80,000       FX Energy, Inc.*  ................................       650,000
200,000       Morgan Hydrocarbons, Inc.* (Canada)  .............       555,474
 35,000       PanEnergy Corp.  .................................     1,159,375
 30,100       Rutherford-Moran Oil Corp.*  .....................       729,925
 50,000       Seagull Energy Corp.*  ...........................       900,000
 35,000       Sonat, Inc.  .....................................     1,544,375
 35,000       Williams Companies, Inc.  ........................     1,745,625
                                                                  ------------
                                                                    10,974,774
                                                                  ------------
              Natural Gas -Exploration & Production (6.4%)
 30,000       Apache Corp.  ....................................       881,250
 20,000       Barrett Resources Corp.*  ........................       662,500
 35,000       Belco Oil & Gas Corp.*  ..........................       962,500
 60,000       Cairn Energy USA, Inc.*  .........................       600,000
 70,000       Enron Oil & Gas Co.  .............................     1,811,250
 80,000       Enserch Exploration, Inc.*  ......................       730,000
 30,000       Flores & Rucks, Inc.*  ...........................       986,250
 90,000       HarCor Energy, Inc.*  ............................       393,750
 25,000       KN Energy, Inc.  .................................       859,375
 40,000       Lomak Petroleum, Inc.  ...........................       490,000
 25,000       Renaissance Energy Ltd.* (Canada)  ...............       703,479
 30,000       Triton Energy Ltd.*  .............................     1,376,250
 25,000       Union Pacific Resources Group, Inc.  .............       681,250
                                                                  ------------
                                                                    11,137,854
                                                                  ------------
              Oil Integrated -Domestic (7.4%)
 60,000       Amerada Hess Corp.  ..............................     3,052,500
 20,000       Amoco Corp.  .....................................     1,380,000
 35,000       Kerr-McGee Corp.  ................................     2,008,125
 90,000       Occidental Petroleum Corp.  ......................     2,092,500
 25,000       Phillips Petroleum Co.  ..........................     1,012,500
 70,000       Union Texas Petroleum Holdings, Inc.  ............     1,452,500
 85,000       USX-Marathon Group  ..............................     1,774,375
                                                                  ------------
                                                                    12,772,500
                                                                  ------------
              Oil Integrated -International (16.4%)
 20,000       British Petroleum Co. PLC (ADR) (United Kingdom)       2,355,000
 45,000       Chevron Corp.  ...................................     2,649,375
 45,000       Ente Nazionale Idrocarburi SpA (ADR) (Italy)  ....     1,991,250
 77,000       Exxon Corp.  .....................................     6,265,875
 50,000       Mobil Corp.  .....................................     5,637,500
 23,000       Royal Dutch Petroleum Co. (Netherlands)  .........     3,435,625
 39,000       Texaco, Inc.  ....................................     3,461,250
 75,000       Total S.A. (ADR) (France)  .......................     2,784,375
                                                                  ------------
                                                                    28,580,250
                                                                  ------------
              Oil Production -Domestic (1.5%)
 25,000       Louisiana Land & Exploration Co.  ................     1,421,875
 25,000       Murphy Oil Corp.  ................................     1,093,750
                                                                  ------------
                                                                     2,515,625
                                                                  ------------
              Oil Refineries (1.4%)
 55,000       Sun Co., Inc.  ...................................     1,299,375
 25,000       Tosco Corp.  .....................................     1,200,000
                                                                  ------------
                                                                     2,499,375
                                                                  ------------
              TOTAL BASIC ENERGY  ..............................    68,480,378
                                                                  ------------
              ENERGY DEVELOPMENT & TECHNOLOGY (14.4%)
              Oil Drilling (3.1%)
 27,000       Diamond Offshore Drilling, Inc.*  ................     1,377,000
 45,000       ENSCO International, Inc.*  ......................     1,316,250
 50,000       Marine Drilling Company, Inc.*  ..................       425,000
 80,000       Parker Drilling Co.*  ............................       560,000
 40,000       Reading & Bates Corp.*  ..........................       980,000
 50,000       Rowan Companies, Inc.*  ..........................       768,750
                                                                  ------------
                                                                     5,427,000
                                                                  ------------





              Oil Equipment & Services (11.3%)
 50,000       Baker Hughes, Inc.  ..............................     1,512,500
 20,000       BJ Services Co.*  ................................       752,500
 15,000       Camco International, Inc.  .......................       508,125
 20,000       Coflexip S.A. (ADR) (France)  ....................       395,000
 35,000       Cooper Cameron Corp.*  ...........................     1,846,250
 50,000       Dailey Petroleum Services Corp.*  ................       456,250
 55,000       Dresser Industries, Inc.  ........................     1,595,000
 25,000       Energy Ventures, Inc.*  ..........................       821,875
 40,000       Falcon Drilling Company, Inc.*  ..................       885,000
 35,000       Forasol-Foramer NV* (France)  ....................       402,500
 25,000       Halliburton Co.  .................................     1,315,625

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited) continued

NUMBER OF
  SHARES                                                               VALUE
------------------------------------------------------------------------------
 30,000       Input/Output, Inc.*  .............................  $  1,061,250
 30,000       Schlumberger, Ltd.  ..............................     2,531,250
 25,000       SEACOR Holdings, Inc.*  ..........................     1,125,000
 30,000       Smith International, Inc.*  ......................     1,042,500
 30,000       Varco International, Inc.*  ......................       483,750
 50,000       Weatherford Enterra, Inc.  .......................     1,437,500
 25,000       Western Atlas, Inc.*  ............................     1,518,750
                                                                  ------------
                                                                    19,690,625
                                                                  ------------
              TOTAL ENERGY DEVELOPMENT & TECHNOLOGY  ...........    25,117,625
                                                                  ------------
              METALS & BASIC MATERIALS (41.2%)
              Aluminum (1.8%)
 25,000       Alumax, Inc.*  ...................................       825,000
 30,000       Aluminum Co. of America  .........................     1,863,750
 25,000       Century Aluminum Co.  ............................       400,000
                                                                  ------------
                                                                     3,088,750
                                                                  ------------
              Chemicals -Diversified (11.5%)
 70,000       Du Pont (E.I.) de Nemours & Co., Inc.  ...........     5,748,750
 35,000       Eastman Chemical Co.  ............................     1,955,625
 18,000       FMC Corp.*  ......................................     1,152,000
 60,000       Georgia Gulf Corp.  ..............................     1,890,000
 30,000       Grace (W.R.) & Co.  ..............................     1,968,750
 30,000       Millipore Corp.  .................................     1,147,500
100,000       Monsanto Co.  ....................................     3,212,500
 45,000       Praxair, Inc.  ...................................     1,850,625
 25,000       Union Carbide Corp.  .............................     1,081,250
                                                                  ------------
                                                                    20,007,000
                                                                  ------------
              Chemicals -Specialty (5.0%)
 40,000       Asia Pacific Resources Ltd.* (Canada)  ...........       298,202
 60,000       Cabot Corp.  .....................................     1,650,000
 30,000       Corning, Inc.  ...................................     1,117,500
 50,000       Cytec Industries, Inc.*  .........................     1,737,500
 25,000       Great Lakes Chemical Corp.  ......................     1,437,500
 45,000       Morton International, Inc.  ......................     1,670,625
 50,000       Polymer Group, Inc.*  ............................       700,000
                                                                  ------------
                                                                     8,611,327
                                                                  ------------
              Copper (1.3%)
 40,687       Freeport-McMoran Copper & Gold, Inc. (Series A)  .     1,144,322
 20,000       Phelps Dodge Corp.  ..............................     1,210,000
                                                                  ------------
                                                                     2,354,322
                                                                  ------------
              Gold Mining (5.0%)
 75,000       Agnico-Eagle Mines Ltd. (Canada)  ................     1,312,500
 40,000       Barrick Gold Corp. (Canada)  .....................     1,080,000
 35,000       Getchell Gold Corp.*  ............................     1,531,250
 15,000       Golden Star Resources Ltd.*  .....................       268,125
 45,954       Newmont Mining Corp.  ............................     2,429,818
 50,000       Santa Fe Pacific Gold Corp.  .....................       650,000
175,000       TVX Gold, Inc.* (Canada)  ........................     1,421,875
                                                                  ------------
                                                                     8,693,568
                                                                  ------------
              Machinery -Construction & Materials (2.3%)
 40,000       Deere & Co.  .....................................     1,590,000
 45,000       Global Industrial Technologies, Inc.*  ...........       866,250
 40,000       Timken Co.  ......................................     1,520,000
                                                                  ------------
                                                                     3,976,250
                                                                  ------------
              Metals & Mining (1.1%)
 40,000       Allegheny Teledyne, Inc.*  .......................       810,000
 50,000       Cyprus Amax Minerals Co.  ........................     1,062,500
                                                                  ------------
                                                                     1,872,500
                                                                  ------------
              Paper & Forest Products (7.0%)
 30,000       Boise Cascade Corp.  .............................     1,012,500
 40,000       Champion International Corp.  ....................     1,720,000
 35,000       Chesapeake Energy Corp.*  ........................     1,881,250
 40,000       International Paper Co.  .........................     1,600,000
 35,000       Longview Fibre Co.  ..............................       538,125
 75,000       Louisiana-Pacific Corp.  .........................     1,631,250
 20,000       Mead Corp.  ......................................     1,145,000
 22,000       Temple-Inland, Inc.  .............................     1,086,250
 30,000       Union Camp Corp.  ................................     1,455,000
                                                                  ------------
                                                                    12,069,375
                                                                  ------------





              Railroads (3.2%)
 55,000       Conrail, Inc.  ...................................     3,746,875
 30,000       CSX Corp.  .......................................     1,518,750
 15,000       Genesee & Wyoming, Inc. (Class A)*  ..............       352,500
                                                                  ------------
                                                                     5,618,125
                                                                  ------------
              Steel (1.2%)
 30,000       Nucor Corp.  .....................................     1,402,500
 50,000       Oregon Steel Mills, Inc.  ........................       756,250
                                                                  ------------
                                                                     2,158,750
                                                                  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited) continued

NUMBER OF
  SHARES                                                               VALUE
------------------------------------------------------------------------------
              Waste Disposal (1.8%)
 50,000       Allwaste, Inc.*  .................................. $    206,250
 25,000       U.S.A. Waste Services, Inc.*  .....................      687,500
 70,000       WMX Technologies, Inc.  ...........................    2,213,750
                                                                  ------------
                                                                     3,107,500
                                                                  ------------
              TOTAL METALS & BASIC MATERIALS  ...................   71,557,467
                                                                  ------------
              TOTAL COMMON STOCKS (Identified Cost $146,927,741).  165,155,470
                                                                  ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                             VALUE
------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (2.6%)
              REPURCHASE AGREEMENT
$4,623        The Bank of New York 5.125% due 09/03/96
              (dated 08/30/96; proceeds $4,624,335;
              collateralized by $4,672,390 Federal
              National Mortgage Assoc. 7.08% due
              07/23/01 valued at $4,715,479)
              (Identified Cost $4,623,019)  .....................    4,623,019
                                                                  ------------
TOTAL INVESTMENTS
(Identified Cost $151,550,760) (a)....................   97.6%     169,778,489

OTHER ASSETS IN EXCESS OF
LIABILITIES ..........................................    2.4        4,130,998
                                                        ------    ------------
NET ASSETS............................................  100.0%    $173,909,487
                                                        ======    ============
------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $20,849,210 and the aggregate gross unrealized depreciation was $2,621,481, resulting in net unrealized appreciation of $18,227,729.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1996 (UNAUDITED)

ASSETS:
Investments in securities, at value
 (identified cost $151,550,760) .................................  $169,778,489
Receivable for:
  Investments sold ..............................................     3,335,822
  Capital stock sold ............................................       953,611
  Dividends .....................................................       452,372
  Foreign withholding taxes reclaimed ...........................        37,832
  Interest ......................................................         1,316
Prepaid expenses and other assets ...............................        34,173
                                                                   ------------
  TOTAL ASSETS ..................................................   174,593,615
                                                                   ------------
LIABILITIES:
Payable for:
  Investments purchased .........................................       280,275
  Plan of distribution fee ......................................       144,499
  Investment management fee .....................................        92,683
  Capital stock repurchased .....................................        51,993
Accrued expenses ................................................       114,678
                                                                   ------------
  TOTAL LIABILITIES .............................................       684,128
                                                                   ------------
NET ASSETS:
Paid-in-capital .................................................   133,934,111
Net unrealized appreciation .....................................    18,227,729
Accumulated undistributed net investment income .................       271,617
Accumulated undistributed net realized gain .....................    21,476,030
                                                                   ------------
  NET ASSETS ....................................................  $173,909,487
                                                                   ============
NET ASSET VALUE PER SHARE,
 12,810,347 shares outstanding (500,000,000 shares authorized
 of $.01 par value) .............................................  $      13.58
                                                                   ============
                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)

NET INVESTMENT INCOME:

INCOME
Dividends (net of $44,885 foreign withholding tax) ..........   $ 1,619,878
Interest ....................................................       257,753
                                                              -------------
  TOTAL INCOME ..............................................     1,877,631
                                                              -------------
EXPENSES
Plan of distribution fee ....................................       815,385
Investment management fee ...................................       524,117
Transfer agent fees and expenses ............................       108,884
Shareholder reports and notices .............................        31,197
Professional fees ...........................................        25,848
Registration fees ...........................................        22,745
Custodian fees ..............................................        13,996
Directors' fees and expenses ................................         9,756
Other .......................................................         2,083
                                                              -------------
  TOTAL EXPENSES ............................................     1,554,011
                                                              -------------
  NET INVESTMENT INCOME .....................................       323,620
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain .........................................    21,595,096
  Net change in unrealized appreciation .....................    (8,258,663)
                                                              -------------
  NET GAIN ..................................................    13,336,433
                                                              -------------
NET INCREASE ................................................   $13,660,053
                                                              =============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED     ENDED FEBRUARY
                                                          AUGUST 31, 1996      29, 1996
-------------------------------------------------------------------------------------------
                                                           (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..................................   $    323,620       $    743,674
Net realized gain ......................................     21,595,096          9,657,602
Net change in unrealized appreciation ..................     (8,258,663)        20,867,725
                                                         ---------------  -----------------
  NET INCREASE .........................................     13,660,053         31,269,001
                                                         ---------------  -----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income ..................................       (287,205)          (476,340)
Net realized gain ......................................     (3,093,441)        (7,165,637)
                                                         ---------------  -----------------
  TOTAL ................................................     (3,380,646)        (7,641,977)
                                                         ---------------  -----------------
Net increase (decrease) from capital stock transactions      10,968,638         (3,777,196)
                                                         ---------------  -----------------
  TOTAL INCREASE .......................................     21,248,045         19,849,828
NET ASSETS:
Beginning of period ....................................    152,661,442        132,811,614
                                                         ---------------  -----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $271,617 and $235,202, respectively) .................   $173,909,487       $152,661,442
                                                         ===============  =================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited)

1. Organization and Accounting Policies

Dean Witter Natural Resource Development Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund invests primarily in common stock of companies in the natural resources and related areas. The Fund was incorporated in Maryland on December 22, 1980.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited) continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million and 0.50% to the portion of daily net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the implementation of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited) continued

been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets attributable to shares issued, net of related shares redeemed, since the implementation of the Plan. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by the investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, included carrying charges, totaled $5,542,629 at August 31, 1996.

The Distributor has informed the Fund that for the six months ended August 31, 1996, it received approximately $61,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 1996 aggregated $118,773,022 and $108,986,239, respectively.

For the six months ended August 31, 1996, the Fund incurred brokerage commissions of $98,120 with DWR for portfolio transactions executed on behalf of the Fund. At August 31, 1996, the Fund's receivable for investments sold included unsettled trades with DWR of $2,234,838.

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited) continued

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $18,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors/Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. At August 31, 1996, the Fund had an accrued pension liability of $49,858 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                       FOR THE SIX                      FOR THE YEAR
                                                       MONTHS ENDED                         ENDED
                                                     AUGUST 31, 1996                  FEBRUARY 29, 1996
                                              -------------------------------  -------------------------------
                                                        (UNAUDITED)
                                                  SHARES           AMOUNT          SHARES          AMOUNT
                                              --------------  ---------------  --------------  ---------------
Sold .......................................     11,421,058    $ 154,092,720      17,740,630    $ 213,549,836
Reinvestment of dividends and distributions.         19,666          262,337         587,535        7,130,881
                                              --------------  ---------------  --------------  ---------------
                                                 11,440,724      154,355,057      18,328,165      220,680,717
Repurchased ................................    (10,647,678)    (143,386,419)    (18,637,754)    (224,457,913)
                                              --------------  ---------------  --------------  ---------------
Net increase (decrease) ....................        793,046    $  10,968,638        (309,589)   $  (3,777,196)
                                              ==============  ===============  ==============  ===============

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:


                                             FOR THE SIX                FOR THE YEAR ENDED FEBRUARY 28
                                            MONTHS ENDED   ----------------------------------------------------------
                                           AUGUST 31, 1996    1996*       1995        1994        1993        1992*
---------------------------------------------------------------------------------------------------------------------
                                             (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...      $12.70         $10.77      $11.82      $11.36      $10.20      $11.03
                                          ---------------  ----------  ----------  ----------  ----------  ----------
Net investment income ...................        0.02           0.06        0.09        0.09        0.16        0.20
Net realized and unrealized gain (loss)          1.13           2.53       (0.24)       1.25        1.18       (0.44)
                                          ---------------  ----------  ----------  ----------  ----------  ----------
Total from investment operations  .......        1.15           2.59       (0.15)       1.34        1.34       (0.24)
                                          ---------------  ----------  ----------  ----------  ----------  ----------
Less dividends and distributions from:
 Net investment income ..................       (0.02)         (0.04)      (0.12)      (0.09)      (0.18)      (0.20)
 Net realized gain ......................       (0.25)         (0.62)      (0.78)      (0.79)       --         (0.39)
                                          ---------------  ----------  ----------  ----------  ----------  ----------
Total dividends and distributions  ......       (0.27)         (0.66)      (0.90)      (0.88)      (0.18)      (0.59)
                                          ---------------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period ..........      $13.58         $12.70      $10.77      $11.82      $11.36      $10.20
                                          ===============  ==========  ==========  ==========  ==========  ==========
TOTAL INVESTMENT RETURN+  ...............        9.15%(1)      24.32%      (1.26)%     12.16%      13.31%      (1.91)%
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................        1.85%(2)       1.90%       1.90%       1.91%       1.96%       1.93%
Net investment income ...................        0.39%(2)       0.52%       0.77%       0.73%       1.46%       1.67%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $173,909       $152,661    $132,812    $139,459    $118,496    $113,145
Portfolio turnover rate .................          70%(1)         49%         59%         69%         52%         31%
Average commission rate paid ............     $0.0547           --          --          --          --          --

------------
*    Year ended February 29.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS




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












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


BOARD OF DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Konrad Krill
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its offers and directors fees, expenses and otherpertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
NATURAL RESOURCE
DELEVOMENT
SECURITIES

[Graphic Omitted]

SEMIANNUAL REPORT
AUGUST 31, 1996